Exhibit 4(a)
[SPECIMEN STOCK CERTIFICATE]

                                [ETS LOGO]
                          ETS INTERNATIONAL, INC.
           INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA

Number                                                   Shares

THIS CERTIFICATE IS TRANSFERRABLE                      SEE REVERSE FOR
IN THE CITIES OF VANCOUVER, B.C.,                      CERTAIN
PITTSBURGH, PA OR NEW YORK, NY                         DEFINITIONS
                                                       CUSIP 26924C 10 1
This Certifies that

[SPECIMEN]

is the owner of

     FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF

                          ETS INTERNATIONAL, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as restated or amended, or as same may be restated or amended hereafter (a copy of which are on file with the Transfer Agent and Co-Transfer Agent), to all of which the holder hereof by acceptance hereof agrees and assents.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar or the Co-Transfer Agent and Co-Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                            ETS INTERNATIONAL, INC.
President                   Corporate Seal             Secretary-
Treasurer
                            1987
                            Virginia

COUNTERSIGNED AND REGISTERED:

MONTREAL TRUST                               VANCOUVER,
CO-TRANSFER AGENT AND CO-REGISTRAR           BRITISH COLUMBIA

By
   ------------------------------------------------------------------------
      Authorized Officer

COUNTERSIGNED AND REGISTERED            TRANSFER AGENT
           MELLON BANK, N.A.            AND REGISTRAR

By
    -----------------------------------------------------------------------
                 AUTHORIZED SIGNATURE
      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

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                     (Name and address of transferee)

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--------------------------------------------------------------------- shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

---------------------------------------------------------------- the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

      DATED:



---------------------------------       --------------------------------
      (Signature of Witness)                 (Signature of Shareholder)

NOTICE: The signature of this assignment must correspond with the names as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.
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